Exhibit 10.1
AGREEMENT RESPECTING INDEMNIFICATION MATTERS

THIS AGREEMENT RESPECTING INDEMNIFICATION MATTERS is dated as of November 3, 2020, by Healthcare Trust of America, Inc. (the “Company”) for the benefit of the Indemnitees (as defined below) (this “Agreement”) based upon the approval of the Board Of Directors of the Company (the “Board”) on November 3, 2020.
RECITALS
a.The Company has entered into Indemnification Agreements with (i) the members of the Company’s Board, as more particularly identified on Exhibit 1 attached hereto (each, a “Director Indemnitee” and collectively, the “Director Indemnitees”), (ii) certain of the Company’s officers, as more particularly identified on Exhibit 2 attached hereto (each, an “Officer Indemnitee” and collectively, the “Officer Indemnitees”), and (iii) certain employees of the Company, as more particularly identified on Exhibit 3 attached hereto (each, an “Employee Indemnitee” and collectively, the “Employee Indemnitees”).
b.The Company intends that certain other employees of the Company, as more particularly set forth on Exhibit 4 attached hereto, shall have the same rights and obligations as the Employee Indemnitees under the Indemnification Agreements applicable thereto solely with respect to COVID Matters (as defined below) as if they had also executed the Indemnification Agreements executed by the Employee Indemnitees (each, an “Additional Employee Indemnitee” and collectively, the “Additional Employee Indemnitees”).

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NOW, THEREFORE, the Company hereby agrees as follows for the benefit of the Indemnitees:
1.The Indemnification Agreements applicable to each of the Director Indemnitees, the Officer Indemnitees and the Employee Indemnitees define “Proceeding” as follows in Section 1(g) thereof:
“(g) “Proceeding” means any threatened, pending or completed action, suit, arbitrator, alternate dispute resolution mechanism, investigation, inquiry, administrative hearing or any other proceeding, whether brought by or in the right of the Company or otherwise and whether of a civil (including intentional or unintentional tort claims), criminal, administrative or investigative (formal or informal) nature, including any appeal therefrom, except one pending or completed on or before the Effective Date, unless otherwise specifically agreed in writing by the Company and Indemnitee. If Indemnitee reasonably believes that a given situation may lead to or culminate in the institution of a Proceeding, such situation shall also be considered a Proceeding.”
2.For the benefit of (i) the Director Indemnitees (and each Director Indemnitee), (ii) the Officer Indemnitees (and each Officer Indemnitee), (iii) the Employee Indemnitees (and each Employee Indemnitee), and (iv) the Additional Employee Indemnitees (and each Additional Employee Indemnitee) (collectively, the “Indemnitees”), the Board has determined on behalf of the Company that it is advisable and in the best interests of the Company to interpret the definition of “Proceeding” in the Indemnification Agreements for the benefit of all of the Indemnitees to include any third-party claim arising in connection with and/or as a result of, COVID-19, against one or more of the Indemnitees (the “COVID Matters”).
3.The Indemnitees shall be third-party beneficiaries of this Agreement and it shall not be amended or terminated without their consent.

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date set forth above.

“COMPANY”

Healthcare Trust of America, Inc.

By:/s/ Robert A. Milligan
Robert A. Milligan

Its: Chief Financial Officer, Secretary and Treasurer of Healthcare Trust of America, Inc.

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EXHIBIT 1
BOARD INDEMNITEES
1.    W. Bradley Blair
2.    Vicki U. Booth
3.    H. Lee Cooper
4.    Warren D. Fix
5.    Peter N. Foss
6.    Jay Paul Leupp
7.    Gary T. Wescombe

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EXHIBIT 2
OFFICER INDEMNITEES
1.    Robert A. Milligan
2.    Amanda Houghton

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EXHIBIT 3
EMPLOYEE INDEMNITEES
1.    David Gershenson

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EXHIBIT 4
ADDITIONAL EMPLOYEE INDEMNITEES
1. The Company’s 2020 COVID-19 Committee
2. Brock Cusano
3. Kristen Armstrong
4. Amy Pierce

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